Exhibit 10.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 15, 2023, is effective as of May 31, 2023, and is entered into by and among SIGMATRON INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the “Lenders” identified on the signature pages hereof (collectively, the “Lenders”) and TCW ASSET MANAGEMENT COMPANY LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 18, 2022 (as heretofore amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in the manner specified herein, and the Administrative Agent and the Lenders have agreed to the foregoing, in each case subject to the applicable terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the applicable conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Clause (a) of Section 5.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Unless the Borrower shall have delivered to the Administrative Agent by July 31, 2023 at least one Satisfactory IOI, upon the written request of the Administrative Agent on or after August 1, 2023, the Borrower shall commence pursuit of the Corporate Restructuring (such commencement date, the “Corporate Restructuring Commencement Date”).

3. Conditions to Amendment. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received this Amendment, duly executed by the Administrative Agent, the Lenders and the Borrower,

(b) The Administrative Agent shall have received a copy of a conforming amendment to the ABL Credit Agreement, duly executed by the ABL Lender and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(c) Immediately before and after giving effect to this Amendment, each of the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that any such representation or warranty which by its terms is made as of a specified date, such representation or warranty is true and correct as of such specified date); and

(d) Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) The execution, delivery and performance of this Amendment and all other Loan Documents (if any) being executed in connection herewith by any Loan Party each has been duly authorized by all requisite corporate or other organizational actions on the part of each Loan Party and that this Amendment and all other Loan Documents (if any) being executed in connection herewith to which any Loan Party is a party each has been duly executed and delivered by each Loan Party signatory thereto;

(b) Each of this Amendment and all other Loan Documents (if any) being executed in connection herewith to which any Loan Party is a party constitutes the legal, valid and binding obligations of each such Loan Party signatory thereto and is enforceable against each such Loan Party in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(c) Immediately before and after giving effect to this Amendment and the amendment to the ABL Credit Agreement dated the date hereof, each of the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that any such representation or warranty which by its terms is made as of a specified date, such representation or warranty is true and correct as of such specified date); and

(d) Immediately before and after giving effect to this Amendment and the amendment to the ABL Credit Agreement dated the date hereof, no Default shall have occurred and be continuing.

5. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect. This Amendment shall constitute a Loan Document for all purposes, including interpretation of this Amendment. The Administrative Agent, Borrower and each other Loan Party agrees to take all further actions and execute all further documents as the Administrative Agent or Borrower, as the case may be, may from time to time reasonably request to clarify the terms or otherwise carry out the transactions contemplated by this Agreement, the Credit Agreement and all other agreements executed and delivered in connection herewith.

6. Reaffirmation. Each Loan Party as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

7. Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and each of its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent and the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all causes of action, suits, claims, counterclaims, defenses and rights of set-off whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time prior to the date of this Amendment, for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, or any of the other Loan Documents or transactions hereunder or thereunder.

8. Miscellaneous.

(a) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to conflicts of law principles.

(b) Costs and Expenses. In connection with this Amendment, the Borrower hereby agrees to pay all costs and expenses as required under Section 9.03 of the Credit Agreement.

(c) Severability. The illegality or unenforceability of any provision of this Amendment shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or other electronic method of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

(e) Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to, or the modification or waiver of, any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and each other Loan Document are ratified and confirmed and shall continue in full force and effect.

(f) Reference. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(g) Successors. This Amendment shall be binding upon and shall inure to the benefit of the Loan Parties, the Administrative Agent, each Lender and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:

SIGMATRON INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ James J. Reiman
Name:	James J. Reiman
Title:	CFO

Signature Page to Amendment No. 2 to Credit Agreement

ADMINISTRATIVE AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDERS:

TCW DIRECT LENDING VIII LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW WV FINANCING LLC

By: TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDERS (CONT.):

TMD-DL HOLDINGS, LLC

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

SAFETY NATIONAL CASUALTY CORPORATION

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement